UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

Item 1.	Reports to Stockholders.

Annual Report December 31, 2018

Franklin Templeton Variable Insurance

Products Trust

Internet Delivery of Shareholder Reports: Effective January 1, 2021, as permitted by regulations adopted by the SEC, you may not be receiving paper copies of the Fund’s annual or semiannual shareholder reports by mail, unless you specifically request them from the insurance company that offers your variable annuity or variable life insurance contract or your financial intermediary. Instead of delivering paper copies of the report, the insurance company may choose to make the reports available on a website, and will notify you by mail each time a shareholder report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company or your financial intermediary electronically by following the instructions provided by the insurance company or by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. Your election to receive reports in paper will apply to all portfolio companies available under your contract with the insurance company.

This notice is not legally a part of the shareholder report.

Franklin Templeton Variable Insurance

Products Trust Annual Report

*Not part of the annual report. Retain for your records.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

MASTER CLASS – 5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Important Notes to

Performance Information

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

Annual Report	i

VIP P1 07/18

SUPPLEMENT DATED JULY 10, 2018

TO THE PROSPECTUS DATED MAY 1, 2018

OF

FRANKLIN FLEX CAP GROWTH VIP FUND

FRANKLIN FOUNDING FUNDS ALLOCATION VIP FUND

FRANKLIN GLOBAL REAL ESTATE VIP FUND

FRANKLIN GROWTH AND INCOME VIP FUND

FRANKLIN INCOME VIP FUND

FRANKLIN LARGE CAP GROWTH VIP FUND

FRANKLIN MUTUAL GLOBAL DISCOVERY VIP FUND

FRANKLIN MUTUAL SHARES VIP FUND

FRANKLIN RISING DIVIDENDS VIP FUND

FRANKLIN SMALL CAP VALUE VIP FUND

FRANKLIN SMALL-MID CAP GROWTH VIP FUND

FRANKLIN STRATEGIC INCOME VIP FUND

FRANKLIN U.S. GOVERNMENT SECURITIES VIP FUND

FRANKLIN VOLSMART ALLOCATION VIP FUND

TEMPLETON DEVELOPING MARKETS VIP FUND

TEMPLETON FOREIGN VIP FUND

TEMPLETON GLOBAL BOND VIP FUND

TEMPLETON GROWTH VIP FUND

(each a series of Franklin Templeton Variable Insurance Products Trust)

I. The following replaces the third paragraph in the prospectus under “Additional Information, All Funds – Fund Account Information – Fund Account Policies – Calculating Share Price:”

The Fund calculates the NAV per share each business day as of 1 p.m. Pacific time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close, the Fund’s share price would be determined as of the time of the close of the NYSE. If, due to weather or other special or unexpected circumstances, the NYSE has an unscheduled early close on a day that it has opened for business, the Fund reserves the right to consider that day as a regular business day and accept purchase and redemption orders and calculate its share price as of the normally scheduled close of regular trading on the NYSE.

Please keep this supplement with your prospectus for future reference.

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Franklin VolSmart Allocation VIP Fund

This annual report for Franklin VolSmart Allocation VIP Fund covers the fiscal year ended December 31, 2018.

Class 5 Performance Summary as of December 31, 2018

Average annual total return of Class 5 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/18	1-Year	5-Year	Since Inception (4/1/13)
Average Annual Total Return	-6.85%	+2.53%	+2.67%

*Prior to 5/1/15, the Fund followed different investment strategies, had different subadvisory arrangements, allocated its core portfolio differently, had a different current target volatility goal and made different use of derivative instruments. As a result, the Fund generally held different investments and had a different investment profile. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

Performance reflects the Fund’s Class 5 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Total Return Index Comparison for a Hypothetical $10,000 Investment (4/1/13–12/31/18)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Bloomberg Barclays U.S. Aggregate Bond Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Morningstar. Please see Index Descriptions following the Fund Summaries.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

Fund Goal and Main Investments

The Fund seeks total return (including income and capital gains) while seeking to manage volatility. The Fund is structured as a limited “fund-of-funds” that seeks to achieve its investment goal by investing its assets partially in other mutual funds, which include other Franklin Templeton mutual funds as well as Franklin Templeton and third-party exchange-traded funds (ETFs) (underlying funds). Each underlying fund is allocated to the equity, fixed income, multi-class or cash asset class based on its predominant asset class and strategies. These underlying funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. The Fund also obtains exposure to certain strategies and investments in its core portfolio by directly investing in the securities and instruments in that strategy.

Fund Risks

All investments involve risks, including possible loss of principal. There can be no guarantee that the Fund will stay within its target volatility. Also, the managed volatility and tail risk protection strategies could negatively impact the Fund’s return and expose the Fund to additional costs. Generally, investors should be comfortable with fluctuation in the value of their investments, especially over the short term. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Derivatives involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform. Because the Fund allocates assets to a variety of investment strategies, ETFs and other mutual funds, which involve certain risks, it may be subject to those same risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s equity benchmark, the S&P 500, had a -4.38% total return, while the Fund’s fixed income benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, posted a +0.01% total return for the period under review.1 The Fund’s blended benchmark, a combination of leading stock and bond indexes that better reflects the asset allocation of the Fund’s portfolio, had a -2.22% total return for the same period.2

Economic and Market Overview

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end.3 Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.3

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

U.S. equity markets overall declined during the period amid concerns about tighter regulation of technology companies, the pace of the Fed’s rate increases, U.S. political uncertainties, the Trump administration’s protectionist policies, and the potential impact of the U.S.-China trade dispute on U.S. and global growth and corporate earnings. However, these concerns were partially alleviated by an overall easing of tensions in the Korean peninsula, ongoing trade negotiations between the U.S. and the European Union, and a new trade deal between the U.S., Mexico and Canada (pending ratification by the three countries’ legislatures), and intermittent U.S.-China trade

1. Source: Morningstar.

2. The Fund’s blended benchmark was calculated internally and rebalanced monthly and was composed of 60% S&P 500, 30% Bloomberg Barclays U.S. Aggregate Bond Index and 10% Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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FRANKLIN VOLSMART ALLOCATION VIP FUND

negotiations, including a temporary truce that the two countries reached in December. Markets also benefited from mostly upbeat economic data, better U.S. corporate earnings, results of the U.S. mid-term elections and a potentially slower pace to the Fed’s rate increases. In this environment, the broad U.S. stock market, as measured by the S&P 500, reached a new all-time high in September 2018, but had a -4.38% total return for the 12-month period.1

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose to multi-year highs several times in 2018 amid investor concerns about higher inflation and the Fed’s interest-rate path. Expectations that other central banks might scale back monetary stimulus and better-than-expected U.S. economic reports also pushed the yield higher. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, the Trump administration’s protectionist trade policies, U.S. trade disputes with its allies and China, economic turmoil in Turkey and Argentina, slowing global economic growth and expectations the Fed would slow its pace of rate increases. Overall, the 10-year Treasury yield rose from 2.40% at the beginning of the period to 2.69% at period-end.

Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment goal by allocating its assets across certain asset classes, sectors and strategies in an attempt to produce a diversified portfolio that will generate returns, while minimizing the expected volatility of the Fund’s returns so that volatility does not exceed a target of 10% per year. (Volatility within the 10% target is referred to as “Target Volatility.”) The Fund’s assets are primarily invested in its “core portfolio,” which is principally composed of various U.S. equity and fixed income investments and strategies, including other mutual funds that provide exposure to such investments and strategies.

In addition, the Fund employs a volatility management strategy, which is designed to manage the expected volatility of the Fund’s returns so that volatility remains within the Fund’s Target Volatility. Thus, the Fund may utilize certain derivative instruments (primarily futures contracts on indexes) in an effort to adjust the Fund’s expected volatility to within the Target Volatility. There is no guarantee that the Fund will stay within its Target Volatility. The Fund also employs a “tail risk protection strategy,” designed to protect the Fund from risks related to extreme short-term market downturns (tail risk). Thus, the Fund may utilize certain derivatives (primarily total

Portfolio Composition*
12/31/18

% of Total Net Assets
Stocks	51.4%
Capital Goods	10.7%
Health Care Equipment & Services	8.0%
Materials	5.9%
Software & Services	5.6%
Semiconductors & Semiconductor Equipment	3.3%
Energy	3.1%
Food, Beverage & Tobacco	2.4%
Pharmaceuticals, Biotechnology & Life Sciences	2.3%
Retailing	2.2%
Household & Personal Products	1.5%
Consumer Services	1.4%
Food & Staples Retailing	1.2%
Commercial & Professional Services	1.0%
Consumer Durables & Apparel	1.0%
Insurance	0.9%
Transportation	0.6%
Media & Entertainment	0.2%
Diversified Financials	0.1%
Underlying Funds – Equity	13.1%
Franklin DynaTech Fund – Class R6	5.2%
Franklin Income Fund – Class R6	4.8%
iShares Core MSCI EAFE ETF	3.1%
Underlying Funds - Fixed Income	32.7%
Franklin Low Duration Total Return Fund – Class R6	16.9%
Franklin Strategic Income Fund – Class R6	10.8%
Franklin Income Fund – Class R6	5.0%
Hedge Strategy	0.6%
Short-Term Investments & Other Net Assets	2.2%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the SOI.

return swap agreements) in an effort to hedge the tail risk of the Fund. There is no guarantee that the Fund’s volatility management or tail risk protection strategies will be successful.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

What is a total return swap agreement?

A swap agreement, such as an equity total return swap, is a contract between the Fund and a counterparty to exchange on a future date the returns, or differentials in rates of return, that would have been earned or realized if a notional amount were invested in specific instruments.

Manager’s Discussion

At the asset allocation level, the strategy held 64.5% in equities, 32.7% in fixed income, 0.6% in hedged instruments and 2.2% in cash at period-end.

Equities

During the calendar year, the Fund’s underlying equity allocation performed better than the S&P 500.

In our assessment, U.S. profit margins generally remained strong, with earnings growth benefiting from fiscal stimulus. This view contributed to our allocation to growth-oriented Franklin DynaTech Fund. This underlying fund meaningfully strengthened relative performance, posting a solid gain compared to a decline for the Fund’s equity benchmark. In contrast, our more value-oriented underlying U.S. equity funds weighed on results for 2018. However, value funds proved more resilient than growth funds in the fourth quarter of 2018, as global equities experienced challenging conditions. We held a small allocation to international stocks, and this detracted from relative results.

Fixed Income

Although the Fund’s underweighted allocation to fixed income strengthened relative returns in 2018, underlying bonds detracted and more than offset the favorable underweighting. As a result, the fixed income component of the fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund was meaningfully overweighted in high-yield bonds, and this weakened relative performance. Rising interest rates led to investor concerns over higher borrowing costs for issuers, and diminished risk appetite among bond investors weighed on the high-yield bond sector. Issue selection in securitized debt also weighed on bond results.

Conversely, other positioning in fixed income proved beneficial to relative performance. Issue selection in investment-grade bonds contributed to relative returns. Our preference for low duration exposure also boosted results as U.S. interest rates climbed in 2018.

Portfolio Strategy Holdings*
12/31/18

% of Total Net Assets
Franklin Rising Dividends Strategy	51.4%
Franklin Low Duration Total Return Fund	16.9%
Franklin Strategic Income Fund	10.8%
Franklin Income Fund	9.8%
Franklin DynaTech Fund	5.2%
iShares Core MSCI EAFE ETF	3.1%
Hedge Strategy	0.6%
Short-Term Investments & Other Net Assets	2.2%

*The breakdown may not match the SOI.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Hedging

In parts of 2018, notably the fourth quarter, we saw a return to long-run levels of stock market volatility, rather than the lower levels seen for much of the past 10 years. This development, combined with investor concerns, led us to employ an independent volatility management strategy (implemented using S&P futures) for the review period. The strategy is designed to keep overall fund volatility below 10%. This hedge was a key detractor from relative performance, though it successfully reduced overall portfolio volatility. The Fund’s results were also hampered by an equity volatility-linked hedge, designed for tail-risk protection during periods of market volatility. We maintained our conviction in this hedge, and increased its notional value toward year-end as volatility and investor pessimism climbed.

Thank you for your participation in Franklin VolSmart Allocation VIP Fund. We look forward to serving your future investment needs.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN VOLSMART ALLOCATION VIP FUND

Class 5 Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract Level: (1) transaction expenses can include sales charges (loads) on purchases, surrender fees, transfer fees and premium taxes; and (2) ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses. The table below shows Fund-level ongoing expenses and can help you understand these costs and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The table below provides information about the actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of ongoing Fund expenses but does not include the effect of ongoing Contract expenses, is used to calculate the “Ending Account Value.” You can estimate the Fund-level expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number under the headings “Actual” and “Fund-Level Expenses Paid During Period” (if Fund-Level Expenses Paid During Period were $ 7.50, then 8.6 × $7.50 = $64.50). In this illustration, the estimated expenses paid this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other mutual funds offered through the Contract. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds offered through the Contract.

Please note that expenses shown in the table are meant to highlight ongoing costs at the Fund level only and do not reflect any ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. In addition, while the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Ending Account Value 12/31/18	Fund-Level Expenses Paid During Period 7/1/18–12/31/18[1,2]	Net Annualized Expense Ratio[2]
Class 5	$1,000	$947.40	$3.24	$1,021.88	$3.36	0.66%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above – in the far right column – multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include any ongoing expenses of the Contract for which the Fund is an investment option or acquired fund fees and expenses.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Highlights

Franklin VolSmart Allocation VIP Fund

	Year Ended December 31,

	2018	2017	2016	2015	2014
Class 2
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.67	$10.10	$ 9.68	$10.20	$10.07

Income from investment operations[a]:

Net investment income[b,c]	0.21	0.16	0.16	0.10	0.11

Net realized and unrealized gains (losses)	(1.02)	1.41	0.28	(0.42)	0.25

Total from investment operations	(0.81)	1.57	0.44	(0.32)	0.36

Less distributions from:

Net investment income and net foreign currency gains	(0.04)	—	(—)[d]	(0.05)	(0.23)

Net realized gains	—	—	(0.02)	(0.15)	(—)[d]

Total distributions	(0.04)	—	(0.02)	(0.20)	(0.23)

Net asset value, end of year	$10.82	$11.67	$10.10	$ 9.68	$10.20

Total return[e]	(6.93)%	15.54%	4.39%	(3.12)%	3.60%

Ratios to average net assets

Expenses before waiver and payments by affiliates[f]	1.10%	1.14%	1.25%	1.77%	1.97%

Expenses net of waiver and payments by affiliates[f]	0.75%[g]	0.73%[g]	0.73%[g]	0.93%	1.08%[g]

Net investment income[c]	1.85%	1.44%	1.50%	1.30%	1.07%

Supplemental data

Net assets, end of year (000’s)	$33	$36	$31	$8,703	$10,201

Portfolio turnover rate	6.28%	5.69%	1.00%	95.15%	22.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.18% for the year ended December 31, 2018.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements. | Annual Report	FVA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL HIGHLIGHTS

Franklin VolSmart Allocation VIP Fund (continued)

	Year Ended December 31,

	2018	2017		2016	2015	2014
Class 5
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$11.65	$10.07		$ 9.67	$10.20	$10.07

Income from investment operations[a]:

Net investment income[b,c]	0.22	0.17		0.16	0.16	0.13

Net realized and unrealized gains (losses)	(1.01)	1.41		0.29	(0.47)	0.25

Total from investment operations	(0.79)	1.58		0.45	(0.31)	0.38

Less distributions from:

Net investment income and net foreign currency gains	(0.06)	—		(0.03)	(0.07)	(0.25)

Net realized gains	—	—		(0.02)	(0.15)	(—)[d]

Total distributions	(0.06)	—		(0.05)	(0.22)	(0.25)

Net asset value, end of year	$10.80	$11.65		$10.07	$ 9.67	$10.20

Total return[e]	(6.85)%	15.69%		4.59%	(3.10)%	3.75%

Ratios to average net assets

Expenses before waiver and payments by affiliates[f]	1.00%	1.04%		1.15%	1.66%	1.82%

Expenses net of waiver and payments by affiliates[f]	0.65% [g]	0.63%	[g]	0.63% [g]	0.82%	0.93% [g]

Net investment income[c]	1.95%	1.54%		1.60%	1.41%	1.22%

Supplemental data

Net assets, end of year (000’s)	$171,173	$188,240		$124,581	$54,816	$10,201

Portfolio turnover rate	6.28%	5.69%		1.00%	95.15%	22.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds and exchange traded funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds and exchange traded funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds and exchange traded funds was 0.18% for the year ended December 31, 2018.

gBenefit of expense reduction rounds to less than 0.01%.

FVA-8	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Statement of Investments, December 31, 2018

Franklin VolSmart Allocation VIP Fund

		Shares	Value

	Common Stocks 51.4%
	Capital Goods 10.7%
	The Boeing Co.	500	$161,250
	Carlisle Cos. Inc.	7,360	739,827
	Donaldson Co. Inc.	13,430	582,728
	Dover Corp.	21,744	1,542,737
	General Dynamics Corp.	10,900	1,713,589
	Honeywell International Inc.	22,700	2,999,123
	Johnson Controls International PLC	40,092	1,188,728
	nVent Electric PLC (United Kingdom)	26,000	583,960
	Pentair PLC (United Kingdom)	26,400	997,392
	Raytheon Co.	4,700	720,745
a	Resideo Technologies Inc.	3,666	75,336
	Roper Technologies Inc.	17,300	4,610,796
	United Technologies Corp.	15,500	1,650,440
	W.W. Grainger Inc.	2,650	748,254

			18,314,905

	Commercial & Professional Services 1.0%
	Cintas Corp.	7,300	1,226,327
	Matthews International Corp., A	11,870	482,159

			1,708,486

	Consumer Durables & Apparel 1.0%
	NIKE Inc., B	22,900	1,697,806

	Consumer Services 1.4%
	McDonald’s Corp.	9,780	1,736,635
	Yum! Brands Inc.	7,000	643,440

			2,380,075

	Diversified Financials 0.1%
	State Street Corp.	3,750	236,513

	Energy 3.1%
a	Apergy Corp.	12,650	342,562
	Chevron Corp.	10,590	1,152,086
	EOG Resources Inc.	12,730	1,110,183
	Exxon Mobil Corp.	11,700	797,823
	Occidental Petroleum Corp.	19,200	1,178,496
	Schlumberger Ltd.	21,300	768,504

			5,349,654

	Food & Staples Retailing 1.2%
	Walgreens Boots Alliance Inc.	11,500	785,795
	Walmart Inc.	13,390	1,247,278

			2,033,073

	Food, Beverage & Tobacco 2.4%
	Bunge Ltd.	19,100	1,020,704
	McCormick & Co. Inc.	10,750	1,496,830
	PepsiCo Inc.	14,000	1,546,720

			4,064,254

	Health Care Equipment & Services 8.0%
	Abbott Laboratories	26,560	1,921,085
	Becton, Dickinson and Co.	14,500	3,267,140
	CVS Health Corp.	11,650	763,308

Annual Report	FVA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin VolSmart Allocation VIP Fund (continued)

	Shares	Value

Common Stocks (continued)
Health Care Equipment & Services (continued)
DENTSPLY SIRONA Inc.	12,600	$468,846
Medtronic PLC	30,500	2,774,280
Stryker Corp.	19,600	3,072,300
West Pharmaceutical Services Inc.	14,900	1,460,647

		13,727,606

Household & Personal Products 1.5%
Colgate-Palmolive Co.	19,100	1,136,832
The Procter & Gamble Co.	15,780	1,450,498

		2,587,330

Insurance 0.9%
Aflac Inc.	15,940	726,226
Chubb Ltd.	3,181	410,922
Erie Indemnity Co., A	2,720	362,603

		1,499,751

Materials 5.9%
Air Products and Chemicals Inc.	16,300	2,608,815
Albemarle Corp.	38,600	2,974,902
Ecolab Inc.	7,460	1,099,231
Linde PLC (United Kingdom)	18,800	2,933,552
Nucor Corp.	10,400	538,824

		10,155,324

Media & Entertainment 0.2%
John Wiley & Sons Inc., A	6,900	324,093

Pharmaceuticals, Biotechnology & Life Sciences 2.3%
AbbVie Inc.	9,040	833,398
Johnson & Johnson	15,900	2,051,895
Perrigo Co. PLC	7,640	296,050
Pfizer Inc.	13,410	585,346
Roche Holding AG, ADR (Switzerland)	3,900	121,212

		3,887,901

Retailing 2.2%
The Gap Inc.	15,720	404,947
Ross Stores Inc.	21,100	1,755,520
Target Corp.	9,040	597,454
Tiffany & Co.	13,000	1,046,630

		3,804,551

Semiconductors & Semiconductor Equipment 3.3%
Analog Devices Inc.	30,814	2,644,766
Texas Instruments Inc.	30,000	2,835,000
Versum Materials Inc.	5,495	152,321

		5,632,087

Software & Services 5.6%
Accenture PLC, A	20,500	2,890,705
Microsoft Corp.	52,300	5,312,111
Visa Inc., A	11,100	1,464,534

		9,667,350

FVA-10	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin VolSmart Allocation VIP Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Transportation 0.6%
	United Parcel Service Inc., B	10,000	$975,300

	Total Common Stocks (Cost $76,079,666)		88,046,059

	Investments in Underlying Funds and Exchange Traded Funds 45.8%

	Domestic Equity 5.2%
a,b	Franklin DynaTech Fund, Class R6	131,742	8,980,816

	Domestic Fixed Income 27.7%
b	Franklin Low Duration Total Return Fund, Class R6	3,000,596	28,805,726
b	Franklin Strategic Income Fund, Class R6	1,996,758	18,529,912

			47,335,638

	Domestic Hybrid 9.8%
b	Franklin Income Fund, Class R6	7,922,262	16,795,196

	Foreign Equity 3.1%
	iShares Core MSCI EAFE ETF	96,900	5,329,500

	Total Investments in Underlying Funds and Exchange Traded Funds (Cost $78,719,186)		78,441,150

	Total Investments before Short Term Investments (Cost $154,798,852)		166,487,209

	Short Term Investments (Cost $1,130,276) 0.7%

	Money Market Funds 0.7%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 1.99%	1,130,276	1,130,276

	Total Investments (Cost $155,929,128) 97.9%		167,617,485

	Other Assets, less Liabilities 2.1%		3,588,229

	Net Assets 100.0%		$171,205,714

aNon-income producing.

bSee 3(e) regarding investments in Underlying Funds.

cThe rate shown is the annualized seven-day effective yield at period end.

Annual Report	FVA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

STATEMENT OF INVESTMENTS

Franklin VolSmart Allocation VIP Fund (continued)

At December 31, 2018, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Equity Contracts
S&P 500 E-Mini	Short	426	$53,360,760	3/15/19	$(1,511,553)

Total Futures Contracts			$53,360,760		$(1,511,553)

*As of period end.

At December 31, 2018, the Fund had the following total return swap contracts outstanding. See Note 1(c).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
Dynamic VIX Backwardation (BEFSDVB1)[b]	0.25%	Monthly	BZWS	3/08/19	$19,100,000	$713,543

aThe Fund receives the total return on the underlying instrument and pays a fixed financing rate.

bRepresents a custom index comprised of a basket of underlying instruments. The notional amount of the swap is allocated based on predefined triggers at the close of market each business day. Additional information regarding the underlying instruments and their respective values including fees are as shown in the table below:

Underlying Instruments	Notional Value[c]	Value/ Unrealized Appreciation (Depreciation)
CBOE VIX Future Jan 19	$5,836,111	$(523,924)
CBOE VIX Future Feb 19	3,713,889	13,264
CBOE VIX Future Apr 19	1,945,371	(194,537)
CBOE VIX Future May 19	3,183,333	(477,500)
CBOE VIX Future Jun 19	3,183,333	(875,417)
CBOE VIX Future Jul 19	1,237,963	(400,127)
Closed Contracts	—	3,171,784[d]

Total	$19,100,000	$713,543

cNotional value represents the fair value at period end of each underlying instrument (which is calculated based on the swap contract’s original notional value of $19,100,000, allocated to each underlying instrument on a pro-rata basis.

dIncludes financing fees and accumulated unrealized appreciation (depreciation) on invested futures that closed during the month but were not settled at period end.

Settlement occurs on a monthly basis.

See Note 7 regarding other derivative information.

See Abbreviations on page FVA-24.

FVA-12	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Financial Statements

Statement of Assets and Liabilities

December 31, 2018

Franklin VolSmart Allocation VIP Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$81,991,293
Cost - Non-controlled affiliates (Note 3e)	73,937,835

Value - Unaffiliated issuers	$93,375,559
Value - Non-controlled affiliates (Note 3e)	74,241,926
Restricted cash for OTC derivative contracts (Note 1d)	1,260,000
Receivables:
Capital shares sold	599,633
Dividends and interest	148,566
Deposits with brokers for:
Futures contracts	2,556,000
Unrealized appreciation on OTC swap contracts	713,543
Other assets	23

Total assets	172,895,250

Liabilities:
Payables:
Capital shares redeemed	18,974
Management fees	77,464
Distribution fees	44,755
Professional fees	56,809
Variation margin on futures contracts	215,778
Deposits from brokers for:
OTC derivative contracts	1,260,000
Accrued expenses and other liabilities	15,756

Total liabilities	1,689,536

Net assets, at value	$171,205,714

Net assets consist of:
Paid-in capital	$157,791,019
Total distributable earnings (loss)	13,414,695

Net assets, at value	$171,205,714

Class 2:
Net assets, at value	$33,130

Shares outstanding	3,061

Net asset value and maximum offering price per share	$10.82

Class 5:
Net assets, at value	$171,172,584

Shares outstanding	15,847,688

Net asset value and maximum offering price per share	$10.80

The accompanying notes are an integral part of these financial statements. | Annual Report	FVA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2018

Franklin VolSmart Allocation VIP Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$2,140,688
Non-controlled affiliates (Note 3e)	2,726,527

Total investment income	4,867,215

Expenses:
Management fees (Note 3a)	1,497,577
Distribution fees: (Note 3c)
Class 2	89
Class 5	280,681
Custodian fees (Note 4)	2,091
Reports to shareholders	36,785
Professional fees	42,162
Trustees’ fees and expenses	1,310
Other	14,400

Total expenses	1,875,095
Expense reductions (Note 4)	(446)
Expenses waived/paid by affiliates (Note 3e and 3f)	(650,936)

Net expenses	1,223,713

Net investment income	3,643,502

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,222,126
Non-controlled affiliates (Note 3e)	3,947,070
Futures contracts	(1,086,451)
Swap contracts	(5,544,925)
Capital gain distributions from Underlying Funds:
Non-controlled affiliates (Note 3e)	245,626

Net realized gain (loss)	(1,216,554)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(8,308,403)
Non-controlled affiliates (Note 3e)	(5,598,316)
Futures contracts	(1,511,553)
Swap contracts	716,707

Net change in unrealized appreciation (depreciation)	(14,701,565)

Net realized and unrealized gain (loss)	(15,918,119)

Net increase (decrease) in net assets resulting from operations	$(12,274,617)

*Foreign taxes withheld on dividends	$1,352

FVA-14	Annual Report | The accompanying notes are an integral part of these financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin VolSmart Allocation VIP Fund

	Year Ended December 31,

	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$3,643,502	$2,538,797
Net realized gain (loss)	(1,216,554)	791,929
Net change in unrealized appreciation (depreciation)	(14,701,565)	20,274,940

Net increase (decrease) in net assets resulting from operations	(12,274,617)	23,605,666

Distributions to shareholders: (Note 1f)
Class 2	(134)	—
Class 5	(923,085)	—

Total distributions to shareholders	(923,219)	—

Capital share transactions: (Note 2)
Class 5	(3,872,250)	40,058,190

Total capital share transactions	(3,872,250)	40,058,190

Net increase (decrease) in net assets	(17,070,086)	63,663,856
Net assets:
Beginning of year	188,275,800	124,611,944

End of year (Note 1f)	$171,205,714	$188,275,800

The accompanying notes are an integral part of these financial statements. | Annual Report	FVA-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Notes to Financial Statements

Franklin VolSmart Allocation VIP Fund

1. Organization and Significant Accounting Policies

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eighteen separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin VolSmart Allocation VIP Fund (Fund) is included in this report. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2018, 98.4% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 2 and Class 5. Each class of shares may differ by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The accounting policies of the Underlying Funds are outlined in their respective shareholder reports. A copy of the Underlying Funds’ shareholder reports is available on the U.S. Securities and Exchange Commission (SEC) website at sec.gov. The Underlying Funds’ shareholder reports are not covered by this report.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Investments in the Underlying Funds are valued at their closing NAV each trading day.

Equity securities and exchange traded funds (ETFs) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is

FVA-16	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods

Annual Report	FVA-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At December 31, 2018, the Fund had no OTC derivatives in a net liability position for such contracts.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to equity price risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

See Note 7 regarding other derivative information.

d. Restricted Cash

At December 31, 2018, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2018, the Fund has

FVA-18	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and capital gain distributions by Underlying Funds are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds and ETFs. Since the Underlying Funds and ETFs have varied expense levels and the Fund may own different proportions of the Underlying Funds and ETFs at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended December 31, 2017, undistributed net investment income included in net assets was $778,163.

Annual Report	FVA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

2. Shares of Beneficial Interest

At December 31, 2018, there were an unlimited number of shares authorized (without par value). During the years ended December 31, 2018 and December 31, 2017, there were no transactions of the Fund’s Class 2 shares. Transactions in the Fund’s Class 5 shares were as follows:

	Year Ended December 31,

	2018		2017

	Shares	Amount	Shares	Amount

Class 5 Shares:
Shares sold	2,484,376	$28,578,684	6,311,063	$67,303,086
Shares issued in reinvestment of distributions	79,783	923,085	—	—
Shares redeemed	(2,879,138)	(33,374,019)	(2,514,276)	(27,244,896)

Net increase (decrease)	(314,979)	$(3,872,250)	3,796,787	$40,058,190

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers, directors and/or trustees of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
K2/D&S Management Co., LLC (K2 Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.80% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, K2 Advisors, an affiliate of Advisers, provides subadvisory services to Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Effective January 1, 2018, the subadvisory agreement was terminated for Franklin Advisory Services, LLC.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 5 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% and 0.15% per year of its average daily net assets of Class 2 and Class 5, respectively. The Board has agreed to limit the current rate to 0.25% per year for Class 2. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

FVA-20	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Investments in Underlying Funds

The Fund invests in Underlying Funds which are managed by affiliates of the Fund’s administrative manager, Franklin Templeton Services, LLC. The Fund does not invest in Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the Underlying Funds, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by the Underlying Funds.

Investments in Underlying Funds for the year ended December 31, 2018, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Franklin DynaTech Fund, Class R6	272,141	3,263	(143,662)	131,742	$8,980,816	$—	$4,199,435	[a]	$(2,032,911)
Franklin Income Fund, Class R6	7,571,482	418,172	(67,392)	7,922,262	16,795,196	956,787	(6,739)		(1,868,548)
Franklin Low Duration Total Return Fund,
Class R6	2,325,396	675,200	—	3,000,596	28,805,726	847,715	—		(584,663)
Franklin Strategic Income Fund, Class R6	1,907,939	88,819	—	1,996,758	18,529,912	848,909	—		(1,112,194)
Institutional Fiduciary Trust Money Market
Portfolio, 1.99%	6,861,620	41,025,622	(46,756,966)	1,130,276	1,130,276	73,116	—		—

Total Affiliated Securities					$74,241,926	$2,726,527	$4,192,696		$(5,598,316)

a Includes capital gain distributions received.

f. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for each class of the Fund do not exceed 0.65%, based on the average net assets of each class until April 30, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

During the year ended December 31, 2018, the Fund utilized $620,154 of capital loss carryforwards.

Annual Report	FVA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

5. Income Taxes (continued)

The tax character of distributions paid during the years ended December 31, 2018 and 2017, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$921,718	$—
Long term capital gain	1,501	—

At December 31, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$154,852,435

Unrealized appreciation	$21,189,665
Unrealized depreciation	(6,198,416)

Net unrealized appreciation (depreciation)	$14,991,249

Distributable earnings:
Undistributed long term capital gains	$2,160,098

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of swaps and financial futures transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2018, aggregated $11,366,846 and $20,536,184, respectively.

7. Other Derivative Information

At December 31, 2018, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Variation margin on futures contracts	$—	Variation margin on futures contracts	$1,511,553	[a]
	Unrealized appreciation on OTC swap contracts	713,543	Unrealized depreciation on OTC swap contracts	—

Totals		$713,543		$1,511,553

aThis amount reflects the cumulative appreciation (depreciation) of futures contract as reported in the Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

FVA-22	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

For the year ended December 31, 2018, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Equity contracts	Futures contracts	$(1,086,451)	Futures contracts	$(1,511,553)
	Swap contracts	(5,544,925)	Swap contracts	716,707

Totals		$(6,631,376)		$(794,846)

For the year ended December 31, 2018, the average month end notional amount of futures contracts and swap contracts represented $12,121,114 and $24,869,231, respectively.

See Note 1(c) regarding derivative financial instruments.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 8, 2019, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 7, 2020, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

Annual Report	FVA-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

NOTES TO FINANCIAL STATEMENTS

Franklin VolSmart Allocation VIP Fund (continued)

9. Fair Value Measurements (continued)

A summary of inputs used as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments	$88,046,059	$—	$—	$88,046,059
Investments in Underlying Funds and Exchange Traded Funds	78,441,150	—	—	78,441,150
Short Term Investments	1,130,276	—	—	1,130,276

Total Investments in Securities	$167,617,485	$—	$—	$167,617,485

Other Financial Instruments:
Swap Contracts	$—	$713,543	$—	$713,543

Liabilities:
Other Financial Instruments:
Futures Contracts	$1,511,553	$—	$—	$1,511,553

a For detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Counterparty		Selected Portfolio

BZWS	Barclays Bank PLC	ADR	American Depositary Receipt

		EAFE	Europe, Australia & Far East

		VIX	Market Volatility Index

FVA-24	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton Variable Insurance Products Trust and Shareholders of Franklin VolSmart Allocation VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin VolSmart Allocation VIP Fund (the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Annual Report	FVA-25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Tax Information (unaudited)

Franklin VolSmart Allocation VIP Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $1,501 as a long term capital gain dividend for the fiscal year ended December 31, 2018.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2018.

FVA-26	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Index Descriptions

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges.

For Russell Indexes: Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

See www.franklintempletondatasources.com for additional data provider information.

Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Bloomberg Barclays U.S. Government Index: Intermediate Component is the intermediate component of the Barclays U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

FTSE® EPRA®/NAREIT® Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets.

FTSE World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds Classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocation of assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/18, there were 320 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/18, there were 81 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/18, there were 56 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI All Country World Index (ACWI) ex USA Index captures large- and mid-capitalization representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

Annual Report	I-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

INDEX DESCRIPTIONS

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

Russell 2000® Value Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500TM Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s® 500 Index (S&P 500®) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s®/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2	Annual Report

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	136	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	112	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present)

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	136	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	136	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Annual Report	BOD-1

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	136	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	112	None

Principal Occupation During at Least the Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, and Trustee	Chairman of the Board since 2013, and Trustee since 1988	136	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

BOD-2	Annual Report

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co-Secretary	Vice President since 2009 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of nine of the investment companies in Franklin Templeton Investments (since December 2018).

Annual Report	BOD-3

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

BOD-4	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

Franklin Founding Funds Allocation VIP Fund

(Fund)

At a meeting held on October 23, 2018 (Meeting), the Board of Trustees (Board) of Franklin Templeton Variable Insurance Products Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved (i) a new investment management agreement between Franklin Advisers, Inc. (FAV) and the Trust, on behalf of the Fund, and (ii) new investment sub-advisory agreements (each a Sub-Advisory Agreement) between FAV and each of Franklin Templeton Institutional, LLC and Templeton Global Advisors Limited (each a Sub-Adviser), affiliates of FAV, on behalf of the Fund (each a Management Agreement) for an initial two year period effective on or about May 1, 2019, subject to prior approval of the shareholders of the Fund. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve each new Management Agreement. FAV and the Sub-Advisers are each referred to herein as a Manager.

The Board reviewed and considered information provided by each Manager at the Meeting. The Board also considered a form of Management Agreement and Sub-Advisory Agreement, which have terms that are consistent with the current investment management agreements and investment sub-advisory agreements used for other funds in the Franklin Templeton Investments (FTI) fund complex. The Board further considered the code of ethics applied to the employees of each Manager and compliance policies and procedures applied to the employees of each Manager. The Board noted that the Fund currently maintains a static allocation to underlying funds and so does not currently have an investment manager, nor pay investment management fees. The Board discussed with FAV the reasons for its request that the Board approve the new Management Agreements, including the proposed repositioning of the Fund from a fund-of-funds with a static allocation strategy to a direct investment fund with an actively managed dynamic allocation strategy. The Board noted FAV’s explanation that, as currently structured, the Fund generally does not meet the eligibility criteria for insurance companies’ living benefits products. The Board also noted that the Fund’s assets have declined substantially, from $4.2 billion as of

August 31, 2012, to $923 million as of August 31, 2018. The Board further noted management’s belief that the proposed repositioning will enable the Fund to be more widely distributed across insurance company platforms, reduce the volatility of the Fund’s returns and reduce the Fund’s overall expenses.

The Board reviewed and considered all of the factors it deemed relevant in approving each new Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided to the Fund; and (iv) the extent to which economies of scale are expected to be realized. The Board noted management’s proposal to request shareholder approval to allow the Fund to use a manager-of-manager structure as many other funds in the FTI fund complex have in place. The Board also noted that the Fund’s name would be changed to the “Franklin Allocation VIP Fund” to better reflect the repositioned strategy and structure of the Fund. In determining that the terms of each Management Agreement are fair and reasonable, the Board noted the level of services to be provided under each Management Agreement and the anticipated decrease in the overall fees and expenses of the Fund.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of investment management services to be provided by each Manager and its affiliates to the Fund and its shareholders. In particular, the Board took into account management’s belief that the proposed repositioning, including the change from a static allocation fund-of-funds to a direct investment allocation fund, will enable the Fund to be more widely distributed across insurance company platforms and reduce the Fund’s overall expenses. The Board noted each Manager’s experience as manager of other funds and accounts, including those within the FTI organization; the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of each Manager and each Manager’s capabilities, as demonstrated by, among other things, their policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with its oversight of other funds in the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be

Annual Report	SI-1

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended August 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Performance Universe. The Board also considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all mixed-asset target allocation growth funds underlying variable insurance products (VIPs). The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. Given the Fund’s income-oriented focus, the Board concluded that the Fund’s performance was satisfactory, but noted that it did not consider the current performance of the Fund to be a material factor in its consideration of the Management Agreements given the proposed repositioning and restructuring of the Fund.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s proposed total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board considered the proposed total expense ratio and, separately, the proposed contractual management fee rate, without the effect of fee waivers (Management Rate), if any, of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as proposed for the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the proposed total expense ratio was shown for Class 4 of the Fund and an actual total expense ratio was shown for Class B, Class 2, Class II, Service Class and Class S of the other funds in the Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for the Fund included the Fund and seven other mixed-asset target allocation growth funds underlying VIPs. The Board noted that the Management Rate and proposed total expense ratio were below the medians of its Expense Group. The Board concluded that the Management Rate to be charged to the Fund is reasonable. In doing so, the Board noted that the Fund’s proposed total expense ratio reflected a fee waiver from management and that the Sub-Advisers would be paid by FAV out of the management fee FAV would receive from the Fund.

Profitability

The Board then noted that FAV and its affiliates could not report any financial results from their relationships with the Fund because the Fund does not currently have an investment manager, nor pay investment management fees, and thus, the Board could not evaluate FAV’s or its affiliates’ profitability with respect to the Fund. The Board noted that investment management fees are currently paid by the underlying funds in which the Fund invests.

Economies of Scale

The Board considered the extent to which FAV and its affiliates may realize economies of scale, if any, and whether the Fund’s proposed management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted that FAV (and its affiliates) could not report on any potential economies of scale at this time given the repositioning and restructuring of the Fund, but would be able to do so in connection with the Fund’s annual contract renewal process.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved each Management Agreement for an initial two year period effective

SI-2	Annual Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SHAREHOLDER INFORMATION

on or about May 1, 2019, subject to prior approval of the shareholders of the Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report	SI-3

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Annual Report

Franklin Templeton

Variable Insurance Products Trust

Investment Manager

Franklin Advisers, Inc.

Subadvisors

K2/D&S Management Co., L.C.C.

Franklin Advisory Services, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	VIP5 A 02/19

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $824,512 for the fiscal year ended December 31, 2018 and $833,799 for the fiscal year ended December 31, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $194,500 for the fiscal year ended December 31, 2018 and $32,500 for the fiscal year ended December 31, 2017. The services for which these fees were paid included tax consulting services related to the operating agreement and term sheet for the launch of a new fund and tax compliance services related to year-end.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $8,838 for the fiscal year ended December 31, 2018 and $0 for the fiscal year ended December 31, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $95,000 for the fiscal year ended December 31, 2018 and $40,225 for the fiscal year ended December 31, 2017. The services for which these fees were paid included compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), account maintenance project, training on partnership tax accounting and capital account maintenance, benchmarking services in connection with the ICI TA survey, assets under management certification, and the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $298,338 for the fiscal year ended December 31, 2018 and $72,725 for the fiscal year ended December 31, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective related to internal control over financial reporting specific to the monitoring of market events following the close of trading in foreign stock markets that assist in determining the reliability of the values of the foreign securities held by the Funds and which may require the use of fair valuation factors to account for changes in the values of those securities subsequent to the local close of the foreign market but prior to the net asset calculation of the Funds. As a result, a material weakness exists at period end for the Franklin Global Real Estate VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Mutual Shares VIP Fund, Templeton Developing Markets VIP Fund, Templeton Foreign VIP Fund, and Templeton Growth VIP Fund. There are no misstatements to current and previously issued financial statements. However, this material weakness could result in misstatements of security values and unrealized gains or losses and associated disclosures that would result in a material misstatement of the interim or annual financial statements that would not be prevented or detected.

Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value. Registrant’s management believes this will facilitate the remediation of the control deficiency we have identified and strengthen the internal control over financial reporting. This material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively.

(b) Changes in Internal Controls. As described above, there have been changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Franklin Templeton Variable Insurance Products Trust

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date February 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date February 26, 2019

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date February 26, 2019